Twin Oak Short Horizon Absolute Return ETF
Schedule of Investments
February 28, 2026 (Unaudited)

PURCHASED OPTIONS - 99.9% (a)	Notional Amount	Contracts	Value
Call Options - 60.0% (b)(c)
Invesco QQQ Trust Series 1, Expiration: 04/17/2026; Exercise Price: $20.01	$40,566,972	668	$39,148,501
SPDR S&P 500 ETF Trust, Expiration: 04/17/2026; Exercise Price: $20.01	8,026,083	117	7,771,711
Total Call Options			46,920,212

Put Options - 39.9% (b)(c)
Invesco QQQ Trust Series 1, Expiration: 04/17/2026; Exercise Price: $1,020.01	40,566,972	668	27,285,449
SPDR S&P 500 ETF Trust, Expiration: 04/17/2026; Exercise Price: $1,020.01	8,026,083	117	3,864,339
Total Put Options			31,149,788
TOTAL PURCHASED OPTIONS (Cost $77,758,253)			78,070,000

TOTAL INVESTMENTS - 99.9% (Cost $77,758,253)			78,070,000
Other Assets in Excess of Liabilities - 0.1%			90,843
TOTAL NET ASSETS - 100.0%			$78,160,843

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	100 shares per contract.
(c)	Exchange-traded.

Summary of Fair Value Disclosure as of February 28, 2026 (Unaudited)

Twin Oak Short Horizon Absolute Return ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of February 28, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Purchased Options	$–	$78,070,000	$–	$78,070,000
Total Investments	$–	$78,070,000	$–	$78,070,000

Refer to the Schedule of Investments for further disaggregation of investment categories.